UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2026

Commission File Number of Issuing Entity: 333-279409-01

Central Index Key Number of Issuing Entity: 0001833494

WF CARD ISSUANCE TRUST

(Exact name of issuing entity as specified in its charter)

(Issuing Entity of the Notes)

Central Index Key Number of Depositor: 0001833590

WF CARD FUNDING, LLC

(Exact name of Depositor as specified in its charter)

Central Index Key Number of Sponsor: 0000740906

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

Delaware	333-279409	94-1347393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 S. Tryon Street, Floor 18 D1086-180 Charlotte, North Carolina		28202
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code (866) 263-3059

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-22 under the Exchange Act (17 CFR 240.14a-22)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events.

Item 8.01.	Other Events.

On April 27, 2026, the WF Card Issuance Trust expects to issue its Class A(2026-1) Notes.

Section 9 – Financial Statements and Exhibits.

Item 9.01 (d). Exhibits.

Exhibit Index

Each of the following are filed as an Exhibit to this Report.

Exhibit Number	Description

Exhibit 1.1.1	Class A(2026-1) Underwriting Agreement dated as of April 21, 2026.

Exhibit 1.1.2	Class A(2026-1) Terms Agreement dated as of April 21, 2026.

Exhibit 4.1.1	Unexecuted copy of the Class A(2026-1) Terms Document.

Exhibit 36.1.1	Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated April 21, 2026 with respect to the Class A(2026-1) Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WF CARD FUNDING, LLC
Acting solely in its capacity as depositor of
WF Card Issuance Trust

By:	/s/ Kristine Kinzle
Name: Kristine Kinzle
Title: President

April 23, 2026